Provisions and contingent liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure of other provisions [abstract]
Summary of other provisions

	2022	2021

Tax contingencies	—	10,374
Civil contingencies	20,419	12,539
Labor contingencies	7,908	6,395
Other provisions (i)	15,214	—
Total provision	43,541	29,308

Judicial deposits (ii)	12,077	11,202

(i) The Group recorded a provision for the credit risk exposure related to probable future payments expected to occur in the ordinary course of its operations.
(ii) There are circumstances in which the Group is questioning the legitimacy of certain litigations or claims filed against it. As a result, either because of a judicial order or based on the strategy adopted by Management, the Group might be required to secure part or the whole amount in question by means of judicial deposits, without this being characterized as the settlement of the liability. These amounts are classified as “Other assets” on the consolidated balance sheets and referred above for information.

Summary of changes in other provisions
Changes in the provision during the year

	2022	2021	2020

Balance at January 1	29,308	19,711	15,193
Monetary correction	4,449	6,837	4,102
Provision	23,844	8,457	3,499
Reversed	(11,539)	(3,132)	(1,454)
Payments	(2,521)	(2,565)	(1,629)
Balance at December 31	43,541	29,308	19,711

Summary of contingent liabilities
Below these claims are summarized by nature:

	2022	2021

Tax (i) (ii)	543,463	228,602
Civil (iii)	335,644	232,775
Labor	14,638	25,744
Total	893,745	487,121

(i) Employees Profit Sharing Plans: At the end of years 2015, 2019 and 2021 tax authorities issued assessments against the Group claiming mainly for allegdelly unpaid social security contributions on amounts due and paid to employees as profit sharing plans related to calendar years of 2011, 2015, 2017 and 2018. According to the tax authorities the Group profit sharing plans did not comply with the provisions of Law 10,101/00.
a.Tax assessment related to 2011: The first and the second administrative appeals were denied, and currently the Group awaits for the judgment of the special appeal by the Superior Court of the Administrative Council of Tax Appeals (“CARF”). There are other favorable CARF precedents on the subject and the Group obtained legal opinions that support the Group’s defense and current practice. The amount claimed is R$19,545.
b.Tax assessment related to 2015: The first administrative appeal was denied, and currently the Group awaits for the judgment of the second appeal by the CARF. There are other favorable CARF precedents on the subject and the Group obtained legal opinions that support the Group’s defense and current practice. The amount claimed is R$49,818.
c.Tax assessment related to 2017: In addition to the claim related to the employees profit sharing plan tax authorities are also challenging the dedutibiliy for Corporate Income Tax (IRPJ) and Social Contribution of Net Profits (CSLL) purposes of the amounts paid under such plan to the members of the Group’s Council. An administrative appeal was filed against the assessment, which is awaiting judgment by the Federal Revenue Service of Brazil (“RFB”). The total amount claimed is R$107,614.
d.Tax assessment related to 2018: The Group will appeal against the assessement. The total amount claimed is R$129,444 and the risk of loss for this claim was classified as possible.
e.In June 2022, the Group was notified by the Public Labor Ministry for allegedly unpaid FGTS (Fund for Severance Indeminity Payment) on the amounts paid to employees under profit sharing plans related to years 2015 to 2020. According to the tax authorities the Group profit sharing plans did not comply with the provisions of Law 10,101/00. The Group presented its administrative defense and awaits for the judgmente of the appeal. The total amount claimed is R$131,785. The risk of loss for this claim was classified as possible.